Significant Accounting Policies and Significant Judgements	12 Months Ended
Oct. 31, 2021
Significant Accounting Policies and Significant Judgements

4.	Significant Accounting Policies and Significant Judgements

4.1	Revenue

Revenue is recognized when performance obligations under the terms of a contract with a customer are satisfied, which is upon the transfer of control of the contracted goods or provision of contracted services. Control of goods is transferred when title and physical possession of the contracted goods have been transferred to the customer, which is determined by the shipping terms and certain additional considerations. The Company does not have performance obligations subsequent to the transfer of title and physical possession of the contracted goods. Revenues from sales of goods are recognized when the transfer of ownership to the customer has occurred and the customer has accepted the product. Revenues from services are recognized when services have been provided, the income is determinable, and collectability is reasonably assured. The Company’s contract terms do not include a provision for significant post-service delivery obligations.

4.2	Inventory

Inventory is valued at the lower of cost and net realizable value. The capitalized cost for produced inventory includes the direct and indirect costs initially capitalized to biological assets before the transfer to inventory. The capitalized cost also includes subsequent costs such as materials, labor, depreciation & amortization expense on equipment involved in packaging, labelling and inspection. The total cost of inventory also includes the fair value adjustment which represents the fair value of the biological asset at the time of harvest and which is transferred from biological asset costs to inventory upon harvest. All direct and indirect costs related to inventory are capitalized as they are incurred; these costs are recorded ‘Cost of finished cannabis inventory sold’ on the statements of loss and comprehensive loss at the time cannabis is sold. The realized fair value amounts included in inventory sold are recorded as a separate line on the statements of loss and comprehensive loss.

4.3	Cost of finished cannabis inventory sold

Cost of finished cannabis inventory sold includes the value of inventory sold (policy described in Note 4.2), excluding the fair value adjustment carried from biological assets into inventory. Cost of finished cannabis inventory sold also includes the value of inventory write downs.

4.4	Biological assets

Biological assets are measured at fair value. The Company’s biological assets consist of cannabis plants. The Company capitalizes all the direct and indirect costs as incurred related to the biological transformation of the biological assets between the point of initial recognition and the point of harvest, including direct costs, indirect costs, allocated fixed and variable overheads, and depreciation & amortization of equipment used to grow plants through the harvest of the plants. Before planting, the capitalized costs approximate fair value. After planting, fair value is estimated at the fair value of the market sales price of the finished product less costs to complete. Subsequent to harvest, the recognized biological asset amount becomes the cost basis of finished goods inventory. Unrealized gains or losses arising from changes in fair value less costs to sell during the period are included in the consolidated statement of loss and comprehensive loss as ‘Unrealized fair value gain on growth of biological assets’. After sale, the amount of ‘Unrealized fair value gain on growth of biological assets’ sold is recognized as ‘Realized fair value amounts in inventory sold’.

4.5	Loss per share

Basic loss per share is calculated by dividing the loss attributable to common shareholders by the weighted average number of common shares outstanding in the period. For all periods presented, the loss attributable to common shareholders equals the reported loss attributable to owners of the Company. Diluted loss per share is calculated by the treasury stock method. Under the treasury stock method, the weighted average number of common shares outstanding for the calculation of diluted loss per share assumes that the proceeds to be received on the exercise of dilutive share options and warrants are used to repurchase common shares at the average market price during the period.

4.6	Accounts Payable and Accrued Liabilities

Liabilities are recognized for amounts to be paid in the future for goods or services received, whether billed by the supplier or not. Provisions are recognized when the Company has an obligation (legal or constructive) arising from a past event, and the costs to settle this obligation are both probable and able to be reliably measured.

4.7	Related Party Transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are members of key management, subject to common control, or can exert significant influence over the company. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

4.8	Property and Equipment

Property and equipment are stated at cost less accumulated amortization and accumulated impairment losses, if any. Costs include borrowing costs for assets that require a substantial period of time to become ready for use.

Amortization is recognized so as to recognize the cost of assets less their residual values over their useful lives, using the straight-line method. Amortization begins when an asset is available for use, meaning that it is in the location and condition necessary for it to be used in the manner intended by management. The estimated useful lives, residual values and method of amortization are reviewed at each period end, with the effect of any changes in estimated useful lives and residual values accounted for on a prospective basis.

The Company capitalizes costs incurred to construct assets; when such assets are not available for use as intended by management, amortization expense is not recorded until constructed assets are placed into service.

Amortization is calculated applying the following useful lives:

Furniture and fixtures	7-10	years on a straight-line basis
Computer and office equipment	3-5	years on a straight-line basis
Production equipment and other	5-10	years on a straight-line basis
Leasehold improvements	15-40	months on a straight-line basis

The carrying values of property and equipment are reviewed for impairment when events or changes in circumstances indicate that the carrying value may not be recoverable. If any such indication exists, and where the carrying values exceed the estimated recoverable amount, the assets are written down to their recoverable amount, being the higher of their fair value less costs of disposal and their value in use. Fair value is the price at which the asset could be bought or sold in an orderly transaction between market participants. In assessing value in use, the estimated cash flows are discounted to their present value using a pre tax discount rate that reflects the current market assessments of the time value of money and the risks specific to the asset.

4.9	Intangible Assets

Intangible assets are initially measured at cost. The useful life of intangible assets is assessed as either finite or indefinite. Following the initial recognition, intangible assets with finite useful lives are carried at cost less accumulated amortization and accumulated impairment losses, if any. If impairment indicators are present, these assets are subject to an impairment review. Amortization is calculated using the straight-line method over the estimated useful lives of the intangible assets of two to three years.

4.10	Impairment of Long-lived Assets

For all long-lived assets, except for intangible assets with indefinite useful lives and intangible assets not yet available for use, the Company reviews its carrying amount at the end of each reporting period to determine whether there is any indication that those assets have suffered an impairment loss. Where such impairment exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss.

An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the greater of fair value less costs of disposal and value in use. In assessing value in use, estimated future cash flows are discounted to their present value using a pretax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. Impairment losses are recognized in profit or loss.

Impairment losses may be reversed in a subsequent period where the impairment no longer exists or has decreased. The carrying amount after a reversal must not exceed the carrying amount (net of depreciation) that would have been determined had no impairment loss been recognized. A reversal of impairment loss is recognized in profit or loss.

4.11	Deferred transaction costs

Deferred transaction costs represent professional fees incurred with respect to a contemplated transaction that is to be completed in a future period. The transaction costs will be recognized in profit and loss in the period in which the transaction is completed.

4.12	Share Based Compensation

Share Based Payment Transactions

Transactions with non-employees that are settled in equity instruments of the Company are measured at the fair value of the goods or services rendered. In situations where the fair value of the goods or services received by the entity as consideration cannot be reliably measured, transactions are measured at fair value of the equity instruments granted. The fair value of the share-based payments is recognized together with a corresponding increase in equity over a period that services are provided, or goods are received.

Equity Settled Transactions

The costs of equity settled transactions with employees are measured by reference to the fair value of the equity instruments at the date on which they are granted, using the Black Scholes option pricing model.

The costs of equity settled transactions are recognized, together with a corresponding increase in equity, over the period in which the performance and/or service conditions are fulfilled, ending on the date on which the relevant employees become fully entitled to the award (“the vesting date”). The cumulative cost is recognized for equity settled transactions at each reporting date until the vesting date reflects the Company’s best estimate of the number of equity instruments that will ultimately vest. The profit or loss charge or credit for a period represents the movement in cumulative expense recognized as at the beginning and end of that period and the corresponding amount is represented in contributed surplus. No expense is recognized for awards that do not ultimately vest.

Share Issuance Costs

Costs incurred in connection with the issuance of equity are netted against the proceeds received net of tax. Costs related to the issuance of equity and incurred prior to issuance are recorded as deferred equity issuance costs and subsequently netted against proceeds when they are received.

4.13	Income Taxes

Tax expense includes current and deferred tax. This expense is recognized in profit or loss, except for income tax related to the components of other comprehensive income or equity, in which case the tax expense is recognized in other comprehensive income or equity respectively.

Current tax assets and liabilities are obligations or claims for the current and prior periods to be recovered from (or paid to) taxation authorities that are still outstanding at the end of the reporting period. Current tax is computed on the basis of tax profit which differs from net profit. Income taxes are calculated using tax rates and laws enacted or substantively enacted at the end of the reporting period.

Deferred tax is recognized based on temporary differences between the carrying amount and the tax basis of the assets and liabilities. Any change in the net amount of deferred tax assets and liabilities is included in profit or loss. Deferred tax assets and liabilities are determined based on enacted or substantively enacted tax rates and laws that are expected to apply to taxable profit for the periods in which the assets and liabilities will be recovered or settled. Deferred tax assets are recognized when it is likely they will be realized. Deferred tax assets and liabilities are not discounted.

The Company recognizes a deferred tax asset or liability for all deductible temporary differences arising from equity securities of subsidiaries, unless it is probable that the temporary difference will not reverse in the foreseeable future and the Company is able to control the timing of the reversal.

4.14	Financial Instruments

4.14.1	Financial assets

Initial Recognition

The Company initially recognizes financial assets at fair value on the date that the Company becomes a party to the contractual provisions of the instrument. The Company derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred.

Classification and measurement

Under IFRS 9, financial assets are initially measured at fair value. In the case of a financial asset not categorized as fair value through profit or loss (“FVTPL”), transaction costs are included. Transaction costs of financial assets carried at FVTPL are expensed in net income (loss).

Subsequent classification and measurement of financial assets depends on the Company’s business objective for managing the asset and the cash flow characteristics of the asset:

-	Amortized cost – Financial assets held for collection of contractual cash flows that meet the SPPI test are measured at amortized cost. Interest income is recognized as Other income (expense) in the consolidated financial statements, and gains/losses are recognized in net income (loss) when the asset is derecognized or impaired.

-	Fair value through other comprehensive income (“FVOCI”) – Financial assets held to achieve a particular business objective other than short term trading are designated at FVOCI. IFRS 9 also provides the ability to make an irrevocable election at initial recognition of a financial asset, on an instrument by instrument basis, to designate an equity investment that would otherwise be classified as FVTPL and that is neither held for trading nor contingent consideration arising from a business combination to be classified as FVOCI. There is no recycling of gains or losses through net income (loss). Upon derecognition of the asset, accumulated gains or losses are transferred from Other comprehensive income (“OCI”) directly to Deficit.

-	FVTPL – Financial assets that do not meet the criteria for amortized cost or FVOCI are measured at FVTPL.

4.14.2	Financial liabilities

The Company initially recognizes financial liabilities at fair value on the date at which the Company becomes a party to the contractual provisions of the instrument. The Company derecognizes a financial liability when its contractual obligations are discharged or cancelled or expire. The subsequent measurement of financial liabilities is determined based on their classification as follows:

-	FVTPL – Derivative financial instruments entered into by the Company that do not meet hedge accounting criteria are classified as FVTPL. Gains or losses on these types of financial liabilities are recognized in net income (loss).

-	Amortized cost – All other financial liabilities are classified as amortized cost using the effective interest method. Gains and losses are recognized in net income (loss) when the liabilities are derecognized as well as through the amortization process.

The following table summarizes the original measurement categories for each class of the Company’s financial assets and financial liabilities:

Asset/Liability	Classification
Accounts receivable	Amortized cost
Cash	Amortized cost
Marketable securities	FVTPL
Accounts payable and accrued liabilities	Amortized cost
Long-term debt	Amortized cost
Interest payable	Amortized cost
Convertible debentures	Amortized cost
Derivative liabilities	FVTPL

Impairment

IFRS 9 introduces a three-stage expected credit loss (“ECL”) model for determining impairment of financial assets. The expected credit loss model does not require the occurrence of a triggering event before an entity recognizes credit losses. IFRS 9 requires an entity to recognize expected credit losses upon initial recognition of a financial asset and to update the quantum of expected credit losses at the end of each reporting period to reflect changes to credit risk of the financial asset. The adoption of the ECL model did not have a material impact on the Company’s consolidated financial statements.

The Company recognizes a loss allowance for expected credit losses on financial assets that are measured at amortized cost. At each reporting date, the loss allowance for the financial asset is measured at an amount equal to the lifetime expected credit losses if the credit risk on the financial asset has increased significantly since initial recognition. If at the reporting date, the financial asset has not increased significantly since initial recognition, the loss allowance is measured for the financial asset at an amount equal to twelve month expected credit losses. For trade receivables the Company applies the simplified approach to providing for expected credit losses, which allows the use of a lifetime expected loss provision. Impairment losses on financial assets carried at amortized cost are reversed in subsequent periods if the amount of the loss decreases and the decrease can be objectively related to an event occurring after the impairment was recognized.

4.15	IFRS 16 - Leases (“IFRS 16”)

On November 1, 2019, the Company adopted IFRS 16, which replaced IAS 17 – Leases and related interpretations, using the modified retrospective method which does not require restatement of prior period financial information. Accordingly, comparative information in the Company’s financial statements is not restated. IFRS 16 introduces a single lessee accounting model and requires a lessee to recognize a right-of-use asset representing its right to use the underlying asset, and a lease liability representing its obligation to make lease payments.

On transition to IFRS 16, the Company elected to use the following practical expedient, as permitted under this standard:

-	Grandfather the assessment of which transactions are leases and apply IFRS 16 only to contracts that were previously identified as leases under IAS 17; and

-	Apply a single discount rate to a portfolio of leases with similar characteristics.

On adoption of IFRS 16, the Company has elected to record right-of-use assets based on the corresponding lease liability. Lease liabilities were measured at the present value of the remaining lease payments outstanding from commitments disclosed as at October 31, 2019, excluding short-term leases, leases of low-value assets, and variable lease payments, and discounted using the Company’s incremental borrowing rate as of November 1, 2019. A reconciliation of the Company’s operating lease commitments at October 31, 2019, to the Company’s lease obligations as at the date of transition of November 2, 2019 is set out below:

$
Operating lease commitments at October 31, 2019	322,100
Discounted using incremental borrowing rate	(45,669)
Lease liabilities for purchased assets	142,205
Lease obligations - November 1, 2019	418,636

The following table summarizes the impacts of adopting IFRS 16 on the consolidated financial statements:

	Balance – October 31, 2019	Adoption of IFRS 16	Restated balance – November 1, 2020
	$	$	$
Right-of-use assets	-	276,431	276,431
Property & equipment	232,059	-	232,059
Current portion of lease liability	129,876	225,862	355,738
Lease liability	12,329	50,569	62,898

Update to significant accounting policies

The Company recognizes a right-of-use asset and lease liability at the lease commencement date. The right-of-use asset is initially measured based on the initial amount of the lease liability adjusted for any lease payments made on or before the commencement date, plus any initial direct costs incurred, less any lease incentive received. The right-of-use asset is subsequently depreciated to the earlier of the end of the useful life of the right-of-use asset or the least term using the straight-line method. The lease term includes periods covered by an option to extend if the Company is reasonably certain to exercise that option. The right-of-us asset may be adjusted for certain remeasurements of the lease liability and impairment losses, if any.

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date. The lease payments are discounted using the interest rate implicit in the lease, or, if that rate cannot be readily determined, the Company’s incremental borrowing rate. The Company uses a single discount rate for a portfolio of leases with similar characteristics. The lease liability is measure at the amortized cost using the effective interest method. It is remeasured when there is a change in future lease payments arising from a change in index or rate, a change in the amount expected to be payable under a residual value guarantee, or if there is a change in the Company’s assessment of whether it will exercise a purchase, extension, or termination option.

Leases that have term of less than twelve months or leases with an underlying asset of low value are recognized as expenses in profit or loss.

Significant judgments and estimates

In determining the lease term, the Company considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. The assessment is reviewed if a significant event of a significant change in circumstance occurs which affects this assessment.

To determine the carrying amount of right-of-use assets and lease liabilities, the Company must estimate the incremental borrowing rate for each leased asset if the interest rate implicit in the lease cannot be readily determined. Management determines the incremental borrowing rate for each leased asset by taking into account the Company’s credit standing, the guarantee, the term and the value of the underlying leased asset, as well as the economic environment in which the leased asset is operated. Incremental borrowing rates can be changed due to macroeconomic changes in the environment.

4.16	Business Combinations

A business combination is a transaction or event in which the acquirer obtains control of one or more businesses and is accounted for using the acquisition method. The total consideration paid for the acquisition is the aggregate of the fair values of assets acquired, liabilities assumed, and equity instruments issued in exchange for control of the acquiree at the acquisition date. The acquisition date is the date when the Company obtains control of the acquiree. The identifiable assets acquired and liabilities assumed are recognized at their acquisition date fair values, except for deferred taxes and share-based payment awards where IFRS provides exceptions to recording the amounts at fair values. Goodwill represents the difference between total consideration paid and the fair value of the net identifiable assets acquired. Acquisition costs incurred are expensed through the statement of comprehensive loss.

Contingent consideration is measured at its acquisition date fair value and is included as part of the consideration transferred in a business combination, subject to the applicable terms and conditions. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with IFRS 9 Financial Instruments with the corresponding gain or loss recognized in profit or loss.

Based on the facts and circumstances that existed at the acquisition date, management will perform a valuation analysis to allocate the purchase price based on the fair values of the identifiable assets acquired and liabilities assumed on the acquisition date. Management has one year from the acquisition date to confirm and finalize the facts and circumstances that support the finalized fair value analysis and related purchase price allocation. Until such time, these values are provisionally reported and are subject to changed. Changes to fair values and allocations are retrospectively adjusted in subsequent periods.

In determining the fair value of all identifiable assets acquired and liabilities assumed, the most significant estimates generally relate to contingent consideration and intangible assets. Management exercises judgment in estimating the probability and timing of when earn-out milestones are expected to be achieved, which is used as the basis for estimating fair value. Identified intangible assets are fair valued using appropriate valuation techniques which are generally based on a forecast of the total expected future net cash flows of the acquiree. Valuations are highly dependent on the inputs used and assumptions made by management regarding the future performance of these assets and any changes in the discount rate applied.

Acquisitions that do not meet the definition of a business combination are accounted for as asset acquisitions. Consideration paid for an asset acquisition is allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values. Asset acquisitions do not give rise to goodwill.

Management exercises judgment in determining the entities that it controls for consolidation and associated non-controlling interests. For financial reporting purposes, an entity is considered controlled when the Company has power over an entity and its ability to affect its economic return from the entity. The Company has power over an entity when it has existing rights that give it the ability to direct the relevant activities which can significantly affect the investee’s returns. Such power can result from contractual arrangements. However, certain contractual arrangements contain rights that are designed to protect the Company’s interest, without direct equity ownership in the entity, in which case non-controlling interests are recognized.

4.17	Intangible assets and goodwill

Intangible assets are recorded at cost less accumulated amortization and any impairment losses. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Amortization of definite life intangibles is calculated on a straight-line basis over their estimated useful lives.

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and intangible assets acquired. Goodwill is allocated to the cash generating unit (“CGU”) or group of CGUs which are expected to benefit from the synergies of the combination. Goodwill is not subject to amortization.

Goodwill and intangible assets with an indefinite life or not yet available for use are tested for impairment annually at year-end, and whenever events or circumstances that make it more likely than not that an impairment may have occurred, such as a significant adverse change in the business climate or a decision to sell or dispose all or a portion of a reporting unit. Finite life intangible assets are tested whenever there is an indication of impairment.

Goodwill and indefinite life intangible assets are tested for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Indefinite life intangible assets are tested for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Goodwill is tested for impairment based on the level at which it is monitored by management, and not at a level higher than an operating segment. The Company’s goodwill is allocated to the cannabis operating segment and the U.S. cannabis and hemp-derived market CGU. The allocation of goodwill to the CGUs or group of CGUs requires the use of judgment.

An impairment loss is recognized for the amount by which the CGU’s carrying amount exceeds its recoverable amount. The recoverable amounts of the CGUs’ assets are determined based on either fair value less costs of disposal or value-in-use method. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the CGU, given the necessity of making key economic assumptions about the future. Impairment losses recognized in respect of a CGU are first allocated to the carrying value of goodwill, and any excess is allocated to the carrying value of assets in the CGU. Any impairment is recorded in profit and loss in the period in which the impairment is identified. A reversal of an asset impairment loss is allocated to the assets of the CGU on a pro rata basis. In allocating a reversal of an impairment loss, the carrying amount of an asset shall not be increased above the lower of its recoverable amount and the carrying amount that would have been determined had no impairment loss been recognized for the asset in the prior period. Impairment losses on goodwill are not subsequently reversed.

4.18	Adoption of new accounting pronouncements

Amendments to IFRS 3: Definition of a Business

In October 2018, the IASB issued “Definition of a Business (Amendments to IFRS 3)”. The amendments clarify the definition of a business, with the objective of assisting entities to determine whether a transaction should be accounted for as a business combination or as an asset acquisition. The amendment provides an assessment framework to determine when a series of integrated activities is not a business. The amendments are effective for business combinations occurring on or after the beginning of the first annual reporting period beginning on or after January 1, 2020. The Company adopted the Amendments to IFRS 3 effective November 1, 2020, with no impact to the Company’s consolidated financial statements.

4.19	New accounting pronouncements

The following IFRS standards have been recently issued. Pronouncements that are irrelevant or not expected to have a significant impact have been excluded.

Amendments to IAS 1: Classification of Liabilities as Current or Non-current

The amendment clarifies the requirements relating to determining if a liability should be presented as current or non-current in the statement of financial position. Under the new requirement, the assessment of whether a liability is presented as current or non-current is based on the contractual arrangements in place as at the reporting date and does not impact the amount or timing of recognition. The amendment applies retrospectively for annual reporting periods beginning on or after January 1, 2022. The Company is currently evaluating the potential impact of these amendments on the Company’s consolidated financial statements.